Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollar amounts in thousands, except per share amounts)

	Thirteen Weeks Ended						Twenty-Six weeks ended
	July 31, 2010			August 1, 2009			July 31, 2010			August 1, 2009
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$406,179	80.5		$392,071	80.2		$815,368	80.3		$790,248	80.2
Service revenue	98,676	19.5		96,840	19.8		199,520	19.7		195,151	19.8
Total revenues	504,855	100.0		488,911	100.0		1,014,888	100.0		985,399	100.0
Costs of merchandise sales	282,362	69.5		275,790	70.3		566,158	69.4		556,825	70.5
Costs of service revenue	87,992	89.2		84,931	87.7		176,634	88.5		170,783	87.5
Total costs of revenues	370,354	73.4		360,721	73.8		742,792	73.2		727,608	73.8
Gross profit from merchandise sales	123,817	30.5		116,281	29.7		249,210	30.6		233,423	29.5
Gross profit from service revenue	10,684	10.8		11,909	12.3		22,886	11.5		24,368	12.5
Total gross profit	134,501	26.6		128,190	26.2		272,096	26.8		257,791	26.2
Selling, general and administrative expenses	113,108	22.4		109,482	22.4		224,740	22.1		217,535	22.1
Net gain (loss) from dispositions of assets	2,449	0.5		(16)	—		2,494	0.2		(13)	—
Operating profit	23,842	4.7		18,692	3.8		49,850	4.9		40,243	4.1
Non-operating income	621	0.1		539	0.1		1,205	0.1		942	0.1
Interest expense	6,643	1.3		6,466	1.3		13,251	1.3		8,402	0.9
Earnings from continuing operations before income taxes	17,820	3.5		12,765	2.6		37,804	3.7		32,783	3.3
Income tax expense	7,021	39.4	(1)	4,907	38.4	(1)	14,845	39.3	(1)	13,862	42.3	(1)
Earnings from continuing operations	10,799	2.1		7,858	1.6		22,959	2.3		18,921	1.9
Loss from discontinued operations, net of tax	(201)	—		(123)	—		(411)	—		(277)	—
Net earnings	10,598	2.1		7,735	1.6		22,548	2.2		18,644	1.9
Retained earnings, beginning of period	384,451			367,882			374,836			358,670
Cash dividends	(1,581)			(1,577)			(3,160)			(3,152)
Shares issued and other	(223)			(77)			(979)			(199)
Retained earnings, end of period	$393,245			$373,963			$393,245			$373,963

Basic earnings per share:
Earnings from continuing operations	$0.21			$0.15			$0.44			$0.36
Discontinued operations, net of tax	(0.01)			—			(0.01)			—
Basic earnings per share	$0.20			$0.15			$0.43			$0.36

Diluted earnings per share:
Earnings from continuing operations	$0.20			$0.15			$0.43			$0.36
Discontinued operations, net of tax	—			—			—			—
Diluted earnings per share	$0.20			$0.15			$0.43			$0.36

Cash dividends per share	$0.03			$0.03			$0.06			$0.06

(1) As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS
(dollar amounts in thousands)

	July 31, 2010	January 30, 2010	August 1, 2009

Assets
Current assets:
Cash and cash equivalents	$92,363	$39,326	$21,886
Accounts receivable, less allowance for uncollectible accounts of $1,703; $1,488 and $1,799	24,204	22,983	21,801
Merchandise inventories	558,932	559,118	548,763
Prepaid expenses	20,816	24,784	18,567
Other current assets	51,598	65,428	53,151
Assets held for disposal	1,778	4,438	9,912
Total current assets	749,691	716,077	674,080
Property and equipment - net	694,262	706,450	719,008
Deferred income taxes	58,968	58,171	77,578
Other long-term assets	17,364	18,388	18,092
Total assets	$1,520,285	$1,499,086	$1,488,758

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$196,676	$202,974	$222,974
Trade payable program liability	55,280	34,099	2,614
Accrued expenses	226,505	242,416	236,144
Deferred income taxes	35,750	29,984	41,118
Current maturities of long-term debt	1,079	1,079	1,079
Total current liabilities	515,290	510,552	503,929

Long-term debt less current maturities	305,661	306,201	308,335
Other long-term liabilities	76,325	73,933	69,872
Deferred gain from asset sales	159,177	165,105	164,947

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	294,535	293,810	293,037
Retained earnings	393,245	374,836	373,963
Accumulated other comprehensive loss	(18,758)	(17,691)	(16,477)
Less cost of shares in treasury - 16,072,557 shares, 16,164,074 shares and 14,042,311 shares	273,747	276,217	218,141
Less cost of shares in benefits trust - 2,195,270 shares	—	—	59,264
Total stockholders’ equity	463,832	443,295	441,675
Total liabilities and stockholders’ equity	$1,520,285	$1,499,086	$1,488,758

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in thousands)

Twenty-Six weeks ended	July 31, 2010	August 1, 2009

Cash flows from operating activities:
Net earnings	$22,548	$18,644
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Loss from discontinued operations, net of tax	411	277
Depreciation and amortization	36,656	35,338
Amortization of deferred gain from asset sales	(6,299)	(6,086)
Stock compensation expense	1,998	1,284
Gain on debt retirement	—	(6,248)
Deferred income taxes	5,600	4,455
Gain from sales of assets	(2,494)	13
Loss from asset impairment	970	47
Other	179	188
Changes in operating assets and liabilities:
Decrease in accounts receivable, prepaid expenses and other	19,673	24,143
Decrease in merchandise inventories	186	16,168
(Decrease) increase in accounts payable	(6,298)	10,634
Decrease in accrued expenses	(14,917)	(18,658)
Increase in other long-term liabilities	911	1,972
Net cash provided by continuing operations	59,124	82,171
Net cash used in discontinued operations	(1,249)	(543)
Net cash provided by operating activities	57,875	81,628

Cash flows from investing activities:
Cash paid for property and equipment	(27,284)	(17,481)
Proceeds from dispositions of assets	4,077	1,098
Other	(144)	(500)
Net cash used in continuing operations	(23,351)	(16,883)
Net cash provided by discontinued operations	569	1,758
Net cash used in investing activities	(22,782)	(15,125)

Cash flows from financing activities:
Borrowings under line of credit agreements	16,290	222,017
Payments under line of credit agreements	(16,290)	(244,284)
Borrowings on trade payable program liability	169,875	35,300
Payments on trade payable program liability	(148,694)	(64,616)
Debt payments	(540)	(11,451)
Dividends Paid	(3,160)	(3,152)
Other	463	237
Net cash provided by (used in) financing activities	17,944	(65,949)
Net increase in cash and cash equivalents	53,037	554
Cash and cash equivalents at beginning of period	39,326	21,332
Cash and cash equivalents at end of period	$92,363	$21,886

Supplemental cash flow information:
Cash paid for income taxes	$810	$2,585
Cash paid for interest	$11,452	$12,366
Accrued purchases of property and equipment	$662	$1,170

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen Weeks Ended		Twenty-Six weeks ended
			July 31, 2010	August 1, 2009	July 31, 2010	August 1, 2009

(a)	Earnings from continuing operations		$10,799	$7,858	$22,959	$18,921
	Loss from discontinued operations, net of tax		(201)	(123)	(411)	(277)

	Net earnings		$10,598	$7,735	$22,548	$18,644

(b)	Basic average number of common shares outstanding during period		52,682	52,384	52,609	52,359

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		447	315	426	179

(c)	Diluted average number of common shares assumed outstanding during period		53,129	52,699	53,035	52,538

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.21	$0.15	$0.44	$0.36
	Discontinued operations, net of tax		(0.01)	—	(0.01)	—
	Basic earnings per share		$0.20	$0.15	$0.43	$0.36

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.20	$0.15	$0.43	$0.36
	Discontinued operations, net of tax		—	—	—	—
	Diluted earnings per share		$0.20	$0.15	$0.43	$0.36

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended		Twenty-Six weeks ended
	July 31, 2010	August 1, 2009	July 31, 2010	August 1, 2009

Capital expenditures	$14,773	$11,763	$27,284	$17,481

Depreciation and amortization	$18,442	$17,965	$36,656	$35,338

Non-operating income:
Net rental revenue	$570	$487	$1,087	$789
Investment income	45	56	111	126
Other income	6	(4)	7	27

Total	$621	$539	$1,205	$942

Comparable sales percentages:
Merchandise	2.5%	-4.0%	2.1%	-2.6%
Service	-0.7%	5.2%	-0.3%	4.5%
Total	1.8%	-2.3%	1.6%	-1.3%

Total square feet of retail space (including service centers)			11,749,000	11,534,000

Total store count			594	566

Sales and gross profit by line of business (A):

Retail sales	$268,804	$259,435	$538,511	523,846
Service center revenue	236,051	229,476	476,377	461,553
Total revenues	$504,855	$488,911	$1,014,888	$985,399

Gross profit from retail sales	$78,830	$70,746	$158,584	144,301
Gross profit from service center revenue	55,671	57,444	113,512	113,490
Total gross profit	$134,501	$128,190	$272,096	$257,791

Comparable sales percentages (A):

Retail sales	3.4%	-6.0%	2.6%	-4.6%
Service center revenue	0.1%	2.3%	0.5%	2.8%
Total revenues	1.8%	-2.3%	1.6%	-1.3%

Gross profit percentage by line of business (A):

Gross profit percentage from retail sales	29.3%	27.3%	29.4%	27.5%
Gross profit percentage from service center revenue	23.6%	25.0%	23.8%	24.6%
Total gross profit percentage	26.6%	26.2%	26.8%	26.2%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.